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                                                                    EXHIBIT 99.2


                           DIP FINANCING TERM SHEET


     Lender:  Ugly Duckling Corporation, a Delaware corporation.

     Debtor/Borrower: First Merchants Acceptance Corporation, a Delaware corporation.

     DIP Facility:

        Initial Advance: Lender will make a $5 million revolving line of credit available to Borrower upon entry by the Court of an interim order in form and substance acceptable to Lender, and pursuant to the terms and conditions of any subsequent loan documents executed by the Borrower and Lender, which loan documents shall and must be in a form and in substance acceptable to the Lender in its sole and absolute discretion.

        Subsequent Advances: Lender will increase the DIP Facility to a maximum amount of $10 million, available to Borrower upon entry by the Court of a final non-appealable order in form and substance acceptable to the Lender, and pursuant to the terms and conditions of any subsequent loan documents executed by the Borrower and Lender, which loan documents shall and must be in a form and in substance acceptable to the Lender in its sole and absolute discretion. The Lender, in its sole discretion, may increase the amount made available to the Borrower under such DIP Facility as the Lender may deem necessary and/or appropriate after further and additional due diligence, if any.

        Advances under the Revolving Line: The Borrower may obtain advances under the DIP Facility by making written request to the Lender. The Lender will authorize such advances within three (3) business days of such written request, but only to the extent that such request will not result in the total amount outstanding under the revolving line of credit exceeding the maximum amount allowed under the DIP Facility.



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     Loan Maturity:  The DIP Facility shall mature on the earlier of (a) the date which is six (6) months from the date the Court enters its Order approving and authorizing the DIP Facility, (b) the confirmation of a Chapter 11 Plan of Reorganization, or (c) the conversion of the Borrower's Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code.

     Collateral and 11 U.S.C. 364(c)(1) Superpriority Claim and Lien: As security for repayment of extended credit under either the DIP Facilities, and as a condition precedent to Lender making the DIP Facility available to the Borrower, Borrower shall grant to Lender, and the Court must enter an Order, pursuant to 11 U.S.C. Sections 364(c)(1) and (2), approving and authorizing such grant: (a) a pledge on all First Merchants Auto Receivables Corporation II stock, subject only to properly perfected, valid and enforceable liens existing and perfected as of the date of the Court's Order, and (b) a perfected lien and/or security interest in all of the Borrower's now owned or hereafter acquired assets, including but not limited to any and all property of the estate as that term is defined in 11 U.S.C. Section 541, accounts, accounts receivable, chattel paper, contract rights, documents, equipment, fixtures, inventory, general intangibles (including, without limitation, all copyrights, deposit accounts, leasehold rights, patents, trade names and trade names), real property, tax refunds to which the Borrower is, or may be entitled, and any proceeds from any and all of the foregoing, subject only to existing valid and enforceable liens (collectively the "Collateral"). Lender's Collateral shall also consist of any and all assets (including assets as described above) now owned or hereafter acquired by any affiliate or insider of the Borrower which may be subsequently substantively consolidated with the Borrower or the Borrower's estate. Lender agrees to a carve out from the Collateral an amount not to exceed $350,000 for fees and expenses of Borrower's professionals that were or are incurred by the Borrower.



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     In addition to such perfected liens and security interests identified above, and as a condition precedent to the Lender making the DIP Facility available to the Borrower, the Borrower shall consent to the entry of an Order by the Court, and the Court shall enter an Order, providing that any and all amounts due and owing by the Borrower to the Lender pursuant to the DIP Facility shall be deemed allowed superpriority administrative claims, pursuant to 11 U.S.C. Section 364(c)(1), with priority over any and all other administrative claims of the types described in 11 U.S.C. Sections 105, 326, 330, 331, 503(b), 507(a) and/or 507(b), subject only to (1) administrative claims in an amount not to exceed an aggregate of $350,000, for fees and expenses of Borrower's professionals that were or are incurred by the Borrower or any statutorily created committee's in the Borrower's bankruptcy case, and/or any expenses of members thereof, which administrative claims up to an aggregate of $350,000 shall rank pari passu with Lender's administrative claim and (2) fees of the United States Trustee related to the Borrower's bankruptcy case. No other claims shall be granted priority superior to, or pari passu with, the Lender's claims.

     As a further condition precedent to the Lender making the DIP Facility available to the Borrower, the Court must enter an Order providing that the Lender's lien and security interest in the Borrower's assets, as described above, and the Lender's superpriority claim against the Borrower and the Borrower's bankruptcy estate, shall not be subject to (1) surcharge pursuant to 11 U.S.C. Section 506(c), or otherwise; (2) subordination pursuant to 11 U.S.C. Section 510, or otherwise; (3) setoff pursuant to 11 U.S.C. Section 553, or otherwise; or (4) any lien or security interest that is or may be avoided and preserved for the benefit of the Borrower's bankruptcy estate pursuant to 11 U.S.C. Section 551.

     Interest Rate: Interest will accrue at the rate of 12% per annum on the existing principal balance due and owing under the DIP Facility, until paid in full.




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     Default Interest Rate:  In an Event of Default, interest will accrue at the rate of 15% per annum on the then existing principal balance due and owing under the DIP Facility, until paid in full.

     Commitment Fees: Borrower shall pay to Lender a Commitment Fee in the amount of $500,000.00 which shall be deemed earned in full, non-refundable, and all due and payable upon the entry of an interim order approving and authorizing the DIP Facility (the "Commitment Fee"). Lender agrees, however, to forbear collection of the Commitment Fee until February 28th 1998. This Commitment Fee will not be reserved against funds available under the DIP Facility prior to the DIP Facility's due date. In the event the Lender either acquires the assets of the Borrower or the Borrower's business on or before February 28, 1998, the Lender waives the right to collect the Commitment Fee.

     Attorneys' Fees: Borrower shall pay to Lender $50,000 immediately upon the entry of an interim order approving and authorizing the DIP Facility, as an initial retainer, for any and all legal fees and costs incurred by the Lender in conducting its due diligence, document preparation and other necessary investigations and analyses relating to the DIP Facility. To the extent the Lender's fees and costs in conducting such due diligence exceed $50,000, Borrower shall pay Lender such excess amount within thirty (30) days of the Lender's written notice to Borrower.

     Representation and Warranties: The Borrower will be required to make certain representations and warranties regarding, among other things, its current financial condition, and the value, nature, history and status of the Borrower's assets and the assets of First Merchants Auto Receivables Corporation II.

     Definition of New Contracts: As used herein the term "New Contracts" shall refer to any rights and/or interests purchased by the Lender from the Borrower (and created and


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available for purchase by the Borrower following the entry of an interim order approving and authorizing the DIP Facility) pursuant to a Contracts Purchase Agreement between the Borrower and the Lender, which agreement shall and must be in a form and in substance acceptable to the Lender in its sole and absolute discretion, but which includes, without limitation, (i) accounts, (ii) accounts receivable, (iii) chattel paper and purchase contracts, (iv) security interests and any other interests in financed vehicles, (v) any and all other security, warranties, guaranties and credit support with respect to the foregoing, (vi) any proceeds of claims on any physical damage, credit life and credit accident and health insurance policies or other insurance or certificates relating to financed vehicles or to originators of the New Contracts, (vii) purchase agreements, (viii) installment sales, contracts or agreements, (ix) refunds for costs of extended service contracts with respect to financed vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or other insurance or certificates relating to financed vehicles or originators of the New Contracts, and (x) the proceeds from any and all of the foregoing.

     Purchase of New Contracts: Lender shall have the sole and exclusive option and ability, in its sole and absolute discretion, and consistent with and pursuant to the terms and conditions of a Contracts Purchase Agreement between the Borrower and the Lender which is acceptable in form and substance to the Lender in its sole and absolute discretion, to purchase New Contracts from the Borrower, not to exceed $20 million per month, at a price equal to the amount paid by the Borrower in exchange for the New Contract(s). The Borrower shall be required to execute any documents, including but not limited UCC-1 financing statements relating to the New Contracts, which are or may be necessary to effectuate a true sale of the New Contracts to Lender, pursuant to and consistent with the terms and conditions of a



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Contracts Purchase Agreement between the Borrower and the Lender which is acceptable in form and substance to the Lender in its sole and absolute discretion.

     No Other Liens, Interests or Encumbrances On New Contracts: As a condition precedent to the Lender making the DIP Facility available to the Borrower, the Borrower must consent to the entry of an Order, and the Court must enter an Order, providing that the sale, assignment and conveyance of the New Contracts from the Borrower to the Lender shall be free and clear of any and all liens, encumbrances and/or interests of any other entity, including but not limited to any entity which claimed a lien, encumbrance or interest on similar receivables owned by the Borrower prior to the entry of an order approving and authorizing the DIP Facility. The entry of an order approving and authorizing the DIP Facility shall be deemed a determination by the Court, pursuant to 11 U.S.C. Sections 363 and 552, that no creditor or other party in interest, other than the Borrower and the Lender, shall have any right, title or interest to any of the New Contracts.

     Buy-Back: Pursuant to the terms and conditions of a Contracts Purchase Agreement between the Borrower and the Lender, which agreement shall and must be in a form and in substance acceptable to the Lender in its sole and absolute discretion, the Borrower shall be required to repurchase any New Contracts sold to Lender, which become delinquent in any amount by more than 60 days (the "Defaulted Contracts"), in an amount equal to the then existing balance due under such New Contract. Upon written notice by the Lender to the Borrower of such delinquency, Borrower shall repurchase the delinquent receivable(s) within 30 business days from such notice. Failure of the Borrower to buy back such delinquent receivable in the time specified shall constitute a default as defined herein. In the alternative, in the Lender's sole and exclusive discretion, the repurchase price of the delinquent New Contract(s) may be treated as an advance of new funds from the revolving line of credit, and added to the



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then outstanding balance due under either the DIP Facility.  In the event the
Lender elects to treat the repurchase price as an advance under the DIP Facility, or Borrower fails or refuses to repurchase the New Contract(s) as required, such advance shall be secured by the liens granted the Borrower and entitled to the same priority as the remainder of the Lender's claim.

     Servicing Agent: Borrower shall be the servicing agent for all New Contracts and shall receive a servicing fee of 3% of the purchase price of the New Contracts pursuant to the terms and conditions of a Servicing Agreement between Borrower and Lender containing standard and customary terms for similar servicing agreements. Lender shall have the right, in its sole and exclusive discretion, to remove the Borrower as the serving agent, and appoint a replacement Servicing Agent of its choice in the event of a default by Borrower under the terms of the DIP Facility (or any documents or agreements related thereto), the New Contract Purchase Agreement or the Servicing Agreement.

     Events of Default: Any one of the following, non-exclusive, events shall be considered an event of default, and shall entitle Lender to exercise any and all rights and remedies available to it under the terms of this Term Sheet, any Order(s) approving the DIP Facility, any loan documents or related documents approved by or contemplated in any Order approving the DIP Facility, and/or applicable state or federal law:

     (1) any interim or final order entered by the Court approving the DIP Facility is vacated or otherwise materially modified, without the prior express written consent of the Lender,

     (2) the Borrower's bankruptcy case is converted to Chapter 7,

     (3) a Chapter 11 Trustee or Chapter 11 Examiner with expanded management-type powers is appointed in the Borrower's bankruptcy case,


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     (4) confirmation of a Chapter 11 plan without repayment of any and all sums due the Lender under the DIP Facility (including any Commitment Fee or Attorneys' Fees which may be then owed) in full on the Effective Date of the plan,

     (5) the entry of an order granting any entity other than the Lender a post-petition lien priming Lender's collateral,

     (6) the Borrower's failure to pay when due and owing, or when declared due and owing, any portion of the outstanding balance, or monthly payments required under, the DIP Facility,

     (7) the Borrower's failure to keep, perform or observe any material term, provision, condition, covenant or agreement contained in any and all agreements related thereto,

     (8) if any third party obtains from the Court relief from the automatic stay under the Bankruptcy Code to permit such party to attach, seize, levy upon or obtain possession of or interest in Lender's collateral,

     (9) or if any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement or report made to Lender by Borrower or any officer, employee, agent or director of the Borrower, or if any such warranty or representation is withdrawn.

     Lender's Rights and Remedies upon an Event of Default. Upon the occurrence, and during the continuation, of an Event of Default, the Lender shall provide Borrower with written notice of such event(s) of default. If the Borrower fails to cure such event(s) of default within 20 days after delivery of such written notice, the Lender may, at its sole and absolute discretion, without further notice of its election and without demand or further order of the Court, do any one or more of the following, all of which are authorized and consented to by the Borrower:



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     (a) Declare all obligations and amounts outstanding under the DIP Facility to be immediately due and payable;

     (b) Cease advancing money or extending credit to or for the benefit of the Borrower under the Order(s) approving the DIP Facility, under any loan documents relating to the DIP Facility, or under any other agreement between the Lender and the Borrower;

     (c) Cease purchasing any New Contracts from the Borrower under the New Contract Purchase Agreement, or otherwise;

     (d) Terminate any and/or all agreements between the Lender and the Borrower, but without affecting the Lender's rights, security interests and/or priority claims approved and authorized by the Court;

     (e) Direct the collateral agent, Harris Trust and Savings Bank, to foreclose upon, and/or notice and conduct the private or public sale of the Borrower's stock interests in First Merchants Auto Receivables Corporation II for the benefit of the Lender;

     (f) Seek appointment of a Chapter 11 Trustee to take control over the Borrower's assets and business operations;

     (g) Seek conversion of the Borrower's bankruptcy case to Chapter 7 of the Bankruptcy Code, or to seek dismissal of the Borrower's bankruptcy case;

     (h) Obtain relief from the automatic stay of 11 U.S.C. Section 362(a), without further order of the Court, to exercise any and all applicable non-bankruptcy rights and remedies in and to its collateral;

     Lender's rights and remedies under any agreement between the Borrower and Lender shall be cumulative, and Lender shall have all other rights and remedies as provided under the Bankruptcy Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a



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continuing waiver.  No delay by Lender in exercising its rights and remedies shall constitute a waiver, election or acquiescence by it.

     Documentation: Borrower and Lender will use their best efforts to draft and finalize definitive documentation for the DIP Facility (including the Credit Agreement, Security Agreement, Stock Pledge Agreement, Contracts Purchase Agreement and the Servicing Agreement) by Monday July 14, 1997.

     AGREED AS TO FORM AND SUBSTANCE this 11th day of July, 1997.

                                     FIRST MERCHANTS ACCEPTANCE CORPORATION


                                     By: /s/ William Plamondon
                                        ---------------------------------------
                                         William Plamondon
                                         Co-President/Co-Chief Executive Officer


                                     UGLY DUCKLING CORPORATION, a Delaware
                                     corporation


                                     By: /s/ Ernest Garcia
                                        ---------------------------------------
                                         Ernest Garcia
                                         Chairman of the Board/Chief
                                         Executive Officer